Exhibit 99.1

Champion Safe Launches Major Lean Transformation of Utah Factory to Increase Throughput, Lower Cost and Accelerate Dealer Fulfillment

Wednesday, 23 September 2026 08:30 AM

Topic:

Company Update

Comprehensive factory realignment is designed to eliminate waste and bottlenecks, increase throughput, lower unit costs, shorten lead times, improve quality and delivery consistency, strengthen working-capital efficiency, and create a more scalable operating platform for converting dealer demand into shipments and revenue.

PROVO, UT / ACCESS Newswire / September 23, 2026 / Champion Safe Company (championsafe.com), a premier manufacturer of high-security safes and vault doors, and a proud subsidiary of American Rebel Holdings, Inc. (OTC PINK:AREB), America’s Patriotic Brand™, today announced a major restructuring and physical realignment of its Utah manufacturing operation around lean manufacturing principles, representing a significant step forward in the company’s drive to increase production efficiency, accelerate throughput and build a more scalable manufacturing platform.

The factory realignment builds directly on Champion’s July 2026 strategic growth capital investment, which was directed toward manufacturing, supplier commitments and fulfillment. The current initiative takes that investment deeper into day-to-day factory execution by improving how steel, components, work-in-process and finished products move through Champion’s Utah manufacturing operation.

The initiative is redesigning the way materials, components, employees, work-in-process and finished products move through Champion’s factory. Rather than viewing manufacturing as a series of separate departments, Champion is restructuring the floor around a more efficient production flow intended to reduce unnecessary movement, waiting, handling and other non-value-added activity between manufacturing steps.

The objective is straightforward but far-reaching: move more safes through the factory, more efficiently and predictably, while maintaining the construction standards and quality Champion customers and dealers expect.

For Champion, the potential benefits extend well beyond the factory floor. A more efficient manufacturing operation can support lower production costs, greater output from existing resources, shorter manufacturing cycles, improved delivery reliability, better use of working capital, stronger dealer service and faster conversion of existing customer demand into completed shipments and recognized revenue.

“This is much bigger than moving equipment around a factory,” said Tom Mihalek, CEO of Champion Safe Company. “We are redesigning how work moves through Champion. We already have the products, the dealer relationships and the demand. The opportunity is to create a manufacturing system that moves that demand through the factory faster, more efficiently and with greater predictability.”

Mihalek continued, “When we reduce wasted movement, eliminate unnecessary waiting, remove bottlenecks and create better flow, the benefits can reach virtually every part of the business. Throughput can increase. Lead times can come down. Costs can improve. Delivery becomes more predictable. Working capital can move more efficiently. Most importantly, we can get more completed safes into the hands of our dealers and customers.”

Rebuilding the Factory Around Flow

At the center of the initiative is a simple manufacturing principle: every step in production should move the product closer to completion as efficiently as possible.

Champion’s realignment is examining the physical sequence of manufacturing processes, distances traveled by materials and partially completed safes, staging locations, work queues, handoffs between operations, employee movement, component availability and potential production constraints.

The company is evaluating how each production stage connects with the next and reorganizing the factory to create a more logical progression from raw material and components through fabrication, finishing, assembly, inspection and completion.

The goal is to replace unnecessary movement and disconnected production activity with a more coordinated flow in which each stage of manufacturing supports the next.

“We are looking at the entire factory as one connected system rather than a collection of individual departments,” said Kirk Brown, Executive Director of Operations for Champion Safe Company. “Where does material enter? How far does it travel? How many times is it moved or touched? Where does work wait? Where do bottlenecks form? What causes one area to get ahead while another falls behind? Those are the questions driving this realignment.”

Brown added, “The goal is less waiting, less motion, less handling, clearer processes and a steadier movement of product toward completion. Every unnecessary step we can remove gives us an opportunity to improve the overall performance of the factory.”

Increasing Throughput Without Simply Adding More Cost

One of the most important potential benefits of the lean realignment is increased manufacturing throughput.

Manufacturing capacity is not determined only by the number of employees, machines or square feet inside a building. It is also determined by how effectively those resources work together.

A poorly flowing process can leave equipment waiting for components, employees waiting for the next operation, materials traveling unnecessary distances or partially completed products sitting between manufacturing stages.

Those delays consume time and capacity without creating additional finished product.

Champion’s lean initiative is designed to attack those inefficiencies throughout the production process.

By improving manufacturing flow and reducing time that products spend waiting between operations, Champion believes it can increase the amount of finished product generated by its existing manufacturing infrastructure.

That creates the potential for meaningful operating leverage.

To the extent Champion can increase output without requiring proportional increases in fixed costs, factory space, labor or capital equipment, the company can improve the economics of each incremental unit produced.

“We want more of every manufacturing hour devoted to actually building safes,” Mihalek said. “The opportunity is to get more output from the resources we already have while creating a structure that can support additional growth. That is good manufacturing discipline, and it is also good business.”

Lowering Cost by Eliminating Waste

Cost reduction is another important objective of the initiative, but Champion’s approach is not simply about cutting expenses.

The focus is on removing costs that do not add value to the finished product.

Every unnecessary movement of material requires time. Every extra handling step consumes labor. Every production interruption creates inefficiency. Every unit that waits between processes occupies valuable factory space and ties up working capital. Every quality issue discovered late in production can require additional inspection, repair, movement or rework.

Individually, those inefficiencies may appear small. Across thousands of manufacturing steps and hundreds of completed products, however, they can have a meaningful effect on unit cost and factory productivity.

Champion’s lean realignment is intended to systematically identify and reduce those sources of waste.

Potential benefits include fewer unnecessary material movements, more efficient labor utilization, reduced production delays, better organization of tools and components, lower rework requirements, more disciplined staging of work-in-process and improved utilization of manufacturing space.

The cumulative objective is a lower and more predictable cost structure while preserving the substantial construction and quality standards associated with Champion products.

Shortening the Time From Steel to Shipment

The company is also targeting manufacturing cycle time.

For Champion dealers, manufacturing efficiency ultimately becomes a service issue.

A safe that spends less time waiting between operations can move through production faster. A factory with fewer bottlenecks can produce against schedules more consistently. More consistent production can create more reliable shipment expectations.

That has meaningful implications throughout Champion’s dealer network.

Dealers depend on product availability to fill customer orders, maintain showroom selection and plan their businesses. Greater manufacturing predictability can help Champion provide better visibility into expected completion and shipment timing while reducing the operational disruptions created by unexpected production delays.

The impact can ultimately reach the end customer as well.

A customer purchasing a safe is often making a significant, considered purchase. Greater product availability and more dependable delivery timing improve the overall buying experience and give Champion dealers greater confidence when setting expectations with their customers.

Turning Existing Demand Into Shipments and Revenue

The operational transformation also has a direct connection to Champion’s financial performance.

Customer demand alone does not create the full economic benefit of a sale. Orders must ultimately move through manufacturing, be completed and ship.

Earlier in 2026, Champion reported a record dealer backlog of $3.9 million, which the company believes demonstrated substantial demand already in hand. The opportunity now is to strengthen the manufacturing system responsible for converting that demand into completed shipments and recognized revenue more efficiently.

Increasing production throughput gives Champion the opportunity to move existing demand through that process faster.

As the company has previously emphasized, converting open orders into finished shipments is an important operational priority. The lean factory realignment is designed to strengthen the production engine responsible for that conversion.

“The financial logic is very simple,” Mihalek said. “An unfinished safe sitting between production processes is tying up material, labor and working capital. A completed safe that ships serves our dealer, serves the customer and can become revenue. Our job is to shorten that journey wherever we can.”

Improved manufacturing flow therefore has the potential to affect multiple financial levers simultaneously: revenue conversion, cost per unit, working-capital efficiency, overhead absorption, inventory velocity and the amount of capital required to support future growth. By reducing non-value-added movement, waiting, handling, rework and work-in-process while increasing output, Champion expects the initiative to support improved profit margins over time.

Improving Working-Capital Efficiency

Lean manufacturing also creates an opportunity to improve how efficiently capital moves through the business.

Every partially completed safe represents materials and labor that have already been invested but have not yet reached the point of shipment.

Reducing the amount of time products remain in work-in-process can shorten that cash-conversion cycle.

Better production flow can also provide clearer visibility into component requirements and material consumption, supporting more disciplined purchasing and staging decisions.

Champion expects the realignment to provide greater visibility into where products are in the manufacturing process, what each production stage needs and where constraints are forming.

That information can help operations teams make better decisions before small problems become larger production disruptions.

Improving Quality Through Better Process Control

Champion’s lean initiative is also intended to reinforce product quality.

More organized manufacturing flow, clearer work sequences and more consistent processes can make deviations easier to identify earlier in production.

Finding a problem closer to the point where it originates is significantly more efficient than discovering it after additional labor and materials have already been added.

Champion therefore views quality and productivity as complementary goals rather than competing priorities.

The company’s objective is not to move products quickly at the expense of quality. It is to create processes that make it easier to build products correctly and consistently while identifying problems earlier.

“Speed only matters if the product coming off the line meets our standards,” Brown said. “Better flow gives us an opportunity to make quality more visible throughout the process. When work is organized, expectations are clear and problems are identified closer to where they occur, the entire operation becomes easier to manage and improve.”

Creating a More Predictable Factory

Predictability is another critical objective.

Manufacturing volatility creates ripple effects throughout an organization.

When one production stage falls behind, scheduling changes. When schedules change, component requirements change. When completion dates move, shipment planning changes. Dealer expectations must then be adjusted.

A smoother production flow can reduce that variability.

Champion believes a more balanced manufacturing system will provide operations teams with greater visibility into daily production performance, potential constraints and the status of work moving through the facility.

That can strengthen production scheduling, purchasing, logistics and dealer communication.

Rather than reacting to problems after they have already affected delivery, the company’s objective is to identify production constraints earlier and address them more systematically.

Making Better Use of the Existing Factory Footprint

Physical space is another valuable manufacturing resource.

Work-in-process inventory, unnecessary staging areas and inefficient movement can consume significant factory space without increasing output.

As Champion realigns its production floor, the company is examining how space is being used and how material and product movement can be consolidated.

Better space utilization can create additional effective capacity inside an existing facility.

That may allow Champion to increase production while limiting the amount of incremental factory space or infrastructure required to support each additional unit of growth.

It can also create cleaner production pathways, better organized work areas and improved visibility across the manufacturing floor.

Reducing Material Handling and Unnecessary Movement

Safes are substantial products.

Every unnecessary movement of steel, components or partially completed safes requires time, equipment and employee effort.

Reducing the distance materials travel through the factory and eliminating redundant handling can therefore create meaningful efficiency improvements.

A more logical factory layout can place related processes closer together, improve material staging and reduce unnecessary transportation between production steps.

Reducing excess movement can also support a more orderly work environment and reduce the physical burden associated with unnecessary handling.

Champion views those improvements as another example of how relatively simple operational changes can compound across the entire manufacturing process.

Giving Employees Clearer Processes and Better Visibility

Champion’s lean transformation is ultimately dependent on the people working inside the factory.

Employees see production issues every day. They know where work slows down, which processes create frustration, where unnecessary movement occurs and which problems repeatedly interrupt production.

The lean approach creates an opportunity to bring those observations into the continuous-improvement process.

Standardizing successful processes also makes it easier to train employees, cross-train teams, establish clear expectations and identify when actual performance begins to deviate from the expected process.

The result is intended to be a factory in which problems are easier to see, responsibilities are clearer and employees have a stronger framework for solving operational issues.

“Lean is not something management does to the factory,” Brown said. “The people doing the work have to be part of improving the work. Our team understands these processes at a very detailed level. We want to combine that experience with a better physical layout and more disciplined operating processes so we can continuously improve how Champion builds product.”

Supporting Better Dealer Service

Ultimately, Champion believes manufacturing improvements must translate into a better experience for its dealers.

Independent dealers remain central to Champion’s distribution model.

Those businesses need products they can sell, realistic delivery expectations and confidence that orders will move through Champion’s system as promised.

Greater manufacturing consistency can improve all three.

Faster throughput can increase product availability. More predictable production can support more reliable delivery schedules and more dependable fulfillment expectations. Better visibility into factory flow can also improve order-status visibility and give Champion’s sales team clearer information when communicating with dealers about existing orders.

It can also allow Champion’s sales organization to spend more time developing dealer business and less time managing manufacturing exceptions.

That connection between the factory and the dealer is a major reason Champion is placing significant emphasis on operational execution.

Building a Manufacturing Platform for Scalable Growth

Champion does not view the factory realignment as a one-time efficiency project.

The company intends for lean principles and continuous improvement to become increasingly embedded in how its manufacturing operation is managed.

As production flow improves, Champion expects to continue identifying opportunities to refine individual work areas, remove constraints, improve quality, standardize successful processes and increase output.

That creates a manufacturing platform that can evolve as the company grows.

A disciplined production system can also provide a stronger foundation for future investments in equipment, automation, manufacturing technology and information systems because standardized and visible processes are easier to measure and improve.

Rather than simply adding resources whenever demand increases, Champion intends to first maximize the productivity of its existing manufacturing system and then deploy additional resources where they can create the greatest return.

“This is about building the manufacturing company Champion needs to be for the future,” Mihalek said. “We want a factory that can grow with our dealers, respond faster to demand and convert opportunity into finished product with much greater efficiency.”

“We are attacking this from the factory floor up,” Mihalek continued. “More throughput. Better flow. Shorter cycle times. Lower waste. Greater predictability. Better use of capital. Stronger dealer fulfillment. Each improvement reinforces the others, and that is what makes this initiative so important.”

From Operational Discipline to Competitive Advantage

The broader objective is to make manufacturing execution a competitive advantage for Champion.

Products, brands and dealer relationships remain critical, but the ability to consistently manufacture and deliver product determines how effectively customer demand can ultimately be served.

Champion believes improving that capability can strengthen nearly every part of its business.

More efficient production can improve economics.

More throughput can support revenue growth.

Shorter lead times can improve dealer service.

Better quality control can reduce rework and strengthen customer satisfaction.

More reliable delivery can build dealer confidence.

Improved working-capital efficiency can strengthen the financial model.

Better utilization of space, labor and equipment can create additional capacity without requiring equivalent increases in fixed cost.

And a culture of continuous improvement can help Champion identify and solve operational problems faster as the business evolves.

“We have a tremendous opportunity in front of us,” Mihalek said. “This realignment is about taking the demand for Champion products and building an operation capable of serving that demand with greater speed, discipline and efficiency. We are building momentum, and we intend to keep pushing.”

Brown added, “You can walk through a factory and see equipment, steel and finished product. What we are focused on now is what happens between those things - the movement, the waiting, the handoffs, the decisions and the flow. That is where enormous opportunity exists. We are going after it process by process.”

Champion expects the physical factory realignment and ongoing process improvements to continue as the company evaluates production flow, identifies additional constraints and implements further improvements across its Utah manufacturing operation.

About Champion Safe Company

Champion Safe Co. has been manufacturing high-quality safes and vault doors for over 25 years, delivering serious security and fire protection for homeowners and businesses.

Champion Safes feature:

●	100% American-made, high-strength steel
●	Full-length double steel door construction
●	Industry-leading fire and theft protection
●	Lifetime Warranty

Real-world events continue to demonstrate the importance of proven protection:

Watch a recent burglary attempt where intruders attacked a Champion Safe for hours without gaining access: youtube.com/watch?v=KgK8_VJGgmo

Watch a catastrophic house fire recovery where a Champion Safe preserved irreplaceable valuables after the home was destroyed: youtube.com/watch?v=B2j8gtHC-fk

Learn more at championsafe.com

About American Rebel Holdings, Inc. (OTC PINK:AREB)

American Rebel Holdings, Inc. (OTC PINK:AREB) is a diversified patriotic lifestyle company founded by CEO Andy Ross. The Company began with branded safes and personal security products and has expanded into beverages, apparel, and accessories. With the introduction and growth of American Rebel Light Beer, the Company continues to execute its distribution-first strategy while building American Rebel as America’s Patriotic Brand.

For more information, visit americanrebelbeer.com and americanrebel.com.

Watch the American Rebel Story as told by our CEO Andy Ross.

Contact Information

Locate a Champion Safe Dealer: https://www.championsafe.com/dealer-directory

Become a Champion Safe Dealer: https://www.championsafe.com/become-a-dealer

Investor Relations: ir@americanrebel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of applicable federal securities laws. Forward-looking statements generally may be identified by words and expressions such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “target,” “seek,” “may,” “will,” “should,” “continue,” “opportunity,” “potential,” “designed,” “growth,” “improve,” “increase,” “reduce,” “accelerate” and similar expressions.

Forward-looking statements in this release include, but are not limited to, statements regarding Champion Safe Company’s lean manufacturing initiative and factory realignment; anticipated increases in production throughput, capacity and efficiency; anticipated reductions in manufacturing costs, waste, work-in-process, material movement, lead times and production cycle times; potential improvements in quality, factory utilization, labor productivity, working-capital efficiency, inventory velocity, production scheduling, delivery reliability and dealer fulfillment; the company’s ability to increase output through existing manufacturing infrastructure; potential operating leverage and overhead absorption; the conversion of open orders and customer demand into completed shipments and recognized revenue; expected improvements in dealer service and communication; future manufacturing capacity; continuous-improvement initiatives; future investments in equipment, automation, technology and information systems; and Champion Safe Company’s ability to support future sales and long-term growth.

These forward-looking statements are based on current expectations, plans, estimates and assumptions and involve significant risks and uncertainties. There can be no assurance that the factory realignment or lean manufacturing initiative will achieve the anticipated improvements in throughput, cost, efficiency, capacity, quality, lead times, working capital, delivery performance, revenue, profitability or other operating or financial results.

Actual results may differ materially due to numerous factors, including the timing and effectiveness of implementation; manufacturing disruptions associated with changing factory layouts or processes; employee training and adoption; equipment performance and downtime; labor availability; supplier performance; availability and cost of steel and other materials; component shortages; logistics and freight constraints; product mix; changes in dealer orders or customer demand; order modifications or cancellations; quality issues; capital availability; inflation; competitive conditions; economic conditions; consumer discretionary spending; interest rates; regulatory changes; cybersecurity events; natural disasters; geopolitical events; and other risks affecting Champion Safe Company or American Rebel Holdings, Inc.

The anticipated operational benefits of lean manufacturing may take longer than expected to achieve, may require additional investment or may not be achieved at all. Improvements in production throughput or efficiency may not result in proportional increases in revenue, margins, profitability or cash flow, and increased manufacturing capacity does not assure corresponding customer demand or sales.

As a subsidiary of American Rebel Holdings, Inc. (OTC PINK:AREB), Champion Safe Company is also subject to risks affecting its parent company, including liquidity, access to capital, financing requirements, operating results, strategic initiatives, regulatory compliance and other factors described in American Rebel Holdings, Inc.’s filings with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made. Champion Safe Company and American Rebel Holdings, Inc. undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by applicable law.

SOURCE: American Rebel Holdings